SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 31, 2001



                                  Clixtix, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)



                   New York                         333-46828
                   --------                         ---------
           (State of Incorporation)          (Commission File Number)


                                   13-3526402
                                   ----------
                       (IRS Employer Identification No.)


               1501 Broadway, Suite 1807, New York, New York 10036
               ---------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 (212) 768-2383
                                 --------------
              (Registrant's telephone number, including area code)




                         Phyllis Maxwell's Groups, Inc.
                         ------------------------------
             (Former name or address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

         On August 31, 2001, Clixtix, Inc. (the "Company") and Maxwell Group Entertainment, Inc., a newly formed New York corporation (the "Subsidiary") entered into an Agreement and Plan of Reorganization (the "Agreement"). Under the terms of the Agreement, the Company sold to the Subsidiary all of its tangible and intangible assets appearing on the Company's Balance Sheet as of June 30, 2001 (the "Balance Sheet") and the Subsidiary assumed all of the Company's liabilities appearing on the Balance Sheet in consideration for 100 shares of the Subsidiary's common stock, which constitute all of the issued and outstanding stock of the Subsidiary.

Item 5.  Other Events.

         On August 31, 2001, the Company filed with the New York State Secretary of State a Certificate of Amendment to the Certificate of Incorporation which amended the Company's Certificate of Incorporation by (i) changing the Company's name to "Clixtix, Inc." and (ii) adding a provision to the Certificate of Incorporation enabling stockholders of the Company to take action on written consent whenever under the provisions of the New York Business Corporation law shareholders are required or permitted to take action by vote, setting forth the action so taken signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.


Item 7.  Financial Statements and Exhibits.

Exhibit 2.        Agreement and Plan of Reorganization

Exhibit 3(i)      Certificate of Amendment to the Certificate of Incorporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Clixtix, Inc.
                                              -------------
                                              (Registrant)


Dated:  September 7, 2001                      By:   /s/ Phyllis Maxwelll
                                                     -----------------------
                                                     Phyllis Maxwell, President

Exhibit 2
---------

                      AGREEMENT AND PLAN OF REORGANIZATION
                      ------------------------------------


         Maxwell Group Entertainment Inc., a New York corporation, having its principal place of business located at 1501 Broadway, Suite 1807, New York, NY 10036 ("Buyer,") and Clixtix, Inc., a New York corporation, having its principal place of business located at 1501 Broadway, Suite 1807, New York, NY 10036 ("Seller,") hereby agree as follows:


                                   ARTICLE 1.

                          PURCHASE AND SALE OF ASSETS.
                          ----------------------------

        1.01. Assets Being Purchased.  Seller shall sell to Buyer and Buyer
              ----------------------   shall purchase from Seller on the terms
          specified in this Agreement, all the business, properties and assets of the Seller of every kind and description, wherever located, real, personal or mixed, tangible or intangible, (collectively, the "Assets") as reflected on the June 30, 2001 Balance Sheet (the "Balance Sheet"), a copy of which is attached hereto as Exhibit 1.01. In connection with the sale of the Assets, and at the Closing (as hereinafter defined), the Seller shall execute and deliver to and in favor of the Buyer, an Assignment and Bill of Sale and such other instruments as may be required in order to transfer of record all right, title and interest of the Assets to the Buyer except as otherwise herein expressly provided.

        1.02. Liabilities Assumed. The buyer shall, simultaneously with the ------------------- sale of the Assets, assume all debts, obligations, contracts and liabilities of the Seller as reflected on the Balance Sheet (collectively, the "Assumed Liabilities").

        1.03. Purchase Price. The purchase price to the Buyer for the Assets --------------- shall be 100 shares of its common stock, $.001 par value per share (the "Buyer Shares"), which shares will constitute all of the then issued and outstanding stock of the Buyer. At the Closing (as hereinafter defined), Buyer will issue and deliver the Buyer Shares to the Seller, and Seller will purchase the Buyer Shares from the Buyer.

        1.04. Closing. The sale and purchase described in this Agreement shall -------- be consummated on or before August 31, 2001 ("Closing"
     or "Closing Date"), or such other date as shall be mutually agreed by the parties, at the offices of Sierchio & Company, LLP, located at 150 East 58th Street, 25th Floor, New York, NY 10155 or at such other time and place as the parties hereto may agree to in writing.

                                   ARTICLE 2.

                    REPRESENTATIONS AND WARRANTIES BY SELLER.
                    -----------------------------------------

         2.01. Title to Assets. Seller has good and marketable title to --------------- all Assets covered by this Agreement, free and clear of any liens, encumbrances, or other defects.

         2.02. Authority to Sell. Seller has complied with all of the ------------------ requirements of any applicable law of the
     State of New York relative to the saleof assets described in this Agreement and prior to Closing, all of the consents, approvals and notices that may be required by law or by agreements to which Seller may be a party will be obtained and given, respectively.

         2.03.    Liabilities.  Except as set forth on the Balance Sheet,  there
                  -----------   are no  liabilities  to which the Seller's
     assets are subject. The Assumed Liabilities all arose in the ordinary course of Seller's business.

         2.04. Defaults and Violations. Seller is not in default or in ------------------------ material violation of any contracts, agreements, leases, or other instruments or obligations relating to the Assets to be sold and transferred to Buyer pursuant to this Agreement, and this Agreement and the purchase and sale to be consummated pursuant to this Agreement will not create or cause a default or material violation of any contract, agreement, lease or other instrument to which Seller may be a party.

         2.05. Taxes. All federal, state and local tax returns and payments ------ relating to the Assets that have become due from Seller to the date of this Agreement have been timely filed and timely paid by it including any returns or taxes due for: (1) state or federal income or franchise tax, (2) personal or real property tax levied on any of the assets, (3) sales tax, or (4) other tax. All tax returns and payments for the above taxes relating to the Assets which become due between the date of this Agreement through the Closing Date shall be timely filed and paid by Seller.

         2.06. Litigation. There is no litigation threatened or pending against ----------- Seller of which it or its officers are aware that will, might, or could affect consummation of the purchase and sale described in this Agreement or transfer of title of any of the Assets as required by this Agreement.

         2.07. Investment Intent; Evaluation. (a)The Seller has conducted its ------------------------------ own due-diligence investigation respecting the Buyer, its business, plans and financial condition relating to Seller's willingness to accept the Buyer Shares as consideration for the sale of the Assets; the Seller has received all materials which have been requested by the Seller; has had a reasonable opportunity to ask questions of the Buyer and its representatives; and the Buyer has answered all inquiries that the Seller or the Seller's representatives have put to it. The Seller has had access to all information necessary to verify the accuracy of the information provided to it, and has taken all the steps necessary to evaluate the merits and risks of an investment in the Buyer Shares.

         (b) The Seller has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect the interests of the Seller concerning this transaction, and the Seller's resulting investment in the Buyer hereunder is not material when compared to the Seller's total capacity. The Seller understands an investment in the Buyer is of a speculative nature involving a high degree of risk.

         (c) The Seller understands the various risks of an investment in the Buyer as proposed herein and can afford to bear such risks, including, without limitation, the risk of losing its entire investment in the Buyer Shares.

         (d) The Seller acknowledges that no market for the Buyer Shares exists and it is unlikely that one will develop in the future, and that the Seller may find it impossible to liquidate the investment in the Buyer Shares at a time when the Seller may desire to do so, or at any other time.

         (e) The Seller is aware that the Buyer Shares have not been registered under the Act, that the Buyer Shares will be issued on the basis of the statutory exemption provided by Section 4(2) of the Act promulgated thereunder, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws, that this transaction has not been reviewed, passed on or approved by any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Buyer's reliance thereon is based in part upon the representations made by the Seller in this Agreement. The Seller acknowledges that it has been informed by the Buyer, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Seller agrees that no sale, assignment or transfer of any of the Buyer Shares will be valid or effective, and the Buyer shall not be required to give any effect to such sale, assignment or transfer, unless (i) such sale, assignment or transfer is registered under the Act, it being understood that the Buyer Shares are not currently registered for sale and that the Buyer has no obligation or intention to so register the Buyer Shares, or (ii) the Buyer Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the present time for the sale of the Buyer Shares, or (iii) such sale, assignment or transfer is otherwise exempt from the registration requirements under the Act. The Seller further understands that an opinion of counsel and other documents may be required to transfer the Buyer Shares. The Seller acknowledges that the certificate evidencing the Buyer Shares will bear the following, or a substantially similar legend, and such other legends as may be required by state blue sky laws:

             "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"), or any state securities laws and neither such securities nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless: (1) a registration statement with respect thereto is effective under the Act and any applicable state securities laws, or (2) the Buyer receives an opinion of counsel to the holder of such securities, which counsel and opinion are reasonably satisfactory to the Buyer, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Act or applicable state securities laws."

         (f) The Seller is acquiring the Buyer Shares for the Seller's own account for investment and not with a view to the sale or distribution thereof or the granting of any participation interest therein, and has no present intention of distributing or selling to others any of such interest or granting participations therein.


         2.08 Intellectual Property. To the best of Seller's knowledge, none of ---------------------- the Assets to be purchased hereunder, including,  but not limited to, any trademarks  and tradenames  included in
     Exhibit 1.01, violate or infringe any patents, trademark, service mark, copyrights, trade secrets or other intellectual property rights of any third person.

         2.09. Due  Organization.  Seller is a corporation  duly  organized
               -----------------   and existing  under the General
     Corporation Law of the State of New York.

         2.10 Survival of Warranties. Seller agrees that all warranties made by ---------------------- it in this Agreement shall survive the
     Closing.

                                   ARTICLE 3.

                    REPRESENTATIONS AND WARRANTIES BY BUYER.
                    ----------------------------------------

         3.01. Consents, Approvals and Notices. Buyer has complied with all of -------------------------------- the requirements of any applicable law of the State of New York, its state of organization, relative to its purchase of the Assets described in this Agreement and that prior to Closing, all of the consents, approvals and notices that may be required by law or by agreements to which Buyer may be a party will be obtained and given, respectively.

         3.02. Authorized and Issued Stock. The authorized capital stock of ---------------------------- Buyer consists of 1,000 shares of
     Common Stock. The Buyer presently has no shares of Common Stock issued and outstanding. When issued, the Buyer Shares to be sold to the Seller will represent 100% of Buyer's issued and outstanding shares of Common Stock.

         3.03 Litigation. There is now no litigation pending against Buyer of ----------- which it or its officers are aware that will, might, or could affect consummation of the purchase and sale described in this Agreement and Buyer is not aware of any threatened litigation which may affect the consummation of the purchase and sale described in this Agreement.

         3.04.    Due Organization.  Buyer is a corporation duly organized and
                  ----------------   existing under the General  Corporation Law
     of the State of New York and its power as a Corporation has never been and is not now suspended.

         3.05.    Authority to Buy.  This  Agreement  has been  approved by
                  -----------------   authority to both execute and perform
     this Agreement.

         3.06.    Survival of Warranties.  Buyer agrees that all warranties made
                  ----------------------   by it in this Agreement shall survive
     the Closing. Buyer's Board of Directors and Buyer has full power and


                                   ARTICLE 4.

                              OPERATION OF ASSETS.
                              --------------------

         4.01. Seller to Continue Business Prior to Closing. Seller shall --------------------------------------------- continue to conduct its business as it is currently being operated until the Closing. Any and all risk of loss or damages to the Assets during such period from any and all causes shall be borne by the Seller.

         4.02. Buyer to Operate Business After Closing. Buyer shall conduct ---------------------------------------- the business of group theater ticket sales previously conducted by Seller following the Closing in such manner as it, in its sole discretion may determine advisable.


                                   ARTICLE 5.

                       CONDITIONS TO BUYER'S PERFORMANCE.
                       ----------------------------------

         Absent a waiver in writing, all obligations of the Buyer under this Agreement are subject to satisfaction of the following conditions on or before the Closing Date:

         5.01.    Performance  by Seller.  Seller shall have  performed,
                  ----------------------   satisfied and complied with all
     covenants, agreements, and conditions required by this Agreement to be performed or complied with by them, or any of them, on or before the Closing Date.

         5.02. Representations and Warranties True as of the Closing Date.
               -----------------------------------------------------------
     Except as otherwise permitted by this Agreement, all representations and warranties by Seller in this Agreement shall be true on and as of the Closing Date as though made at that time.

         5.03. Third Party Consents. All consents and approvals required to be --------------------- given by third parties shall have been obtained and Buyer shall have been furnished with appropriate evidence reasonably satisfactory to it and its counsel of the granting of such consents and approvals.

         5.04. No Material Adverse Change. During the period from the date of --------------------------- the most recent financial statement to the Closing Date the Seller has not sustained any material loss or damage to its assets, whether or not insured, that materially affect its ability to conduct a material part of its business.

         5.05. Absence of Litigation. No action, suit, or proceeding before any ---------------------- court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement, or to its consummation, shall have been instituted or threatened against the Seller on or before the Closing Date.

         5.06. Corporate Approvals. The board of directors of Seller and to the -------------------- extent required, the shareholders of Seller, shall have duly authorized and approved the execution and delivery of this Agreement and all corporate action necessary or proper to fulfill Seller's obligations hereunder on or before the Closing Date.


                                   ARTICLE 6.

                      CONDITIONS OF SELLER'S PERFORMANCE.
                      -----------------------------------

         Absent a waiver in writing, all obligations of Seller hereunder are subject to the satisfaction of the following conditions on or before the Closing Date:

         6.01. Representations and Warranties True as of the Closing Date.
               -----------------------------------------------------------
     All representations and warranties of Buyer contained in this Agreement shall be true on and as of the Closing Date as though such representations and warranties were made on and as of that date.

         6.02. Performance By Buyer. Buyer shall have performed and complied --------------------- with all covenants and agreements and satisfied all conditions required by this Agreement to be performed by Buyer on or before the Closing Date.

         6.03. Corporate  Approvals.  The board of directors of Buyer shall
               --------------------   have duly  authorized  and  approved
     the execution and delivery of this Agreement and all corporate action necessary or proper to fulfill Buyer's obligations hereunder on or before the Closing Date.

         6.04. No Material Adverse Change. During the period from the date of --------------------------- this Agreement to the Closing Date, the Buyer will not have sustained any material loss or damage to its assets, whether or not insured, that materially affect its ability to conduct a material part of its business.

         6.05. Absence of Litigation. No action, suit, or proceeding before any ---------------------- court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement, or to its consummation, shall have been instituted or threatened against the Buyer on or before the Closing Date.

                                   ARTICLE 7.

                         SELLER'S AND BUYER'S COVENANTS.
                         -------------------------------

         7.01. Conduct of Business. From the date of this Agreement to the -------------------- Closing, Seller shall operate the business as it is currently being conducted without causing detriment thereto, shall maintain in effect all governmental permits and approvals necessary for the operation of the business as it is now being conducted, and shall maintain the relationships with all persons and entities with whom Seller currently is doing business. After the Closing, the Seller's business shall be conducted by Buyer.


         7.02. Buyer's  Investigation.  Seller shall make  available to Buyer
               ----------------------   at all  reasonable  times all books
     and records of the business and such other items as may be from time to time requested by Buyer.

                                   ARTICLE 8.

                                 MISCELLANEOUS.
                                 --------------

         8.01. Entire Agreement. This instrument with its attachments ----------------- constitutes the entire agreement between Buyer and Seller respecting the Assets or the sale of the Assets to Buyer by Seller, and any agreement or representation respecting the Assets or their sale by Seller to Buyer not expressly set forth in this instrument is null and void.

         8.02. Notices. Any and all notices or other communications or
               -------- deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 8.02 prior to 5:30 p.m. on a business day, (ii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

                  If to Buyer, to:

                           Maxwell Group Entertainment, Inc.
                           1501 Broadway, Suite 1807
                           New York, New York 10036
                           Fax: (212) 768-3036

                  If to Seller, to:

                           Clixtix, Inc.
                           1501 Broadway, Suite 1807
                           New York, New York 10036
                           Fax: (212) 768-3036

         8.03. Assignment. This Agreement may not be assigned by either ---------- express written consent of the other party to this Agreement.

         8.04. Governing Law. This Agreement shall be governed and all -------------- rights and liabilities under it determined in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

         8.05. Counterparts. This Agreement may be executed in two or more ------------ counterparts, each of which shall be an original, but all of which shall constitute but one Agreement.

         8.06.    Expenses. Each party shall pay all costs and expenses
                  -------- incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated herein and hereby.

         8.07. Further Assurances. The parties agree that at any time and from ------------------- time to time after the Closing Date, they will execute and deliver to any other party such further instruments or documents as may be reasonably required to give effect to the transactions contemplated hereunder.



[Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the Buyer and the Seller have through their respective duly qualified and authorized officers, signed and delivered this agreement and agree to be bound by the terms hereof as of this 31st day of August, 2001.



                                                Clixtix, Inc.
                                                A New York corporation



                                            By       /s/ Phyllis Maxwell
                                            ----------------------------
                                             Name:  Phyllis Maxwell
                                             Title: President,
                                             A Duly Authorized Signatory



                                             Maxwell Groups Entertainment, Inc.


                                            By       /s/ Phyllis Maxwell
                                             -----------------------------
                                             Name:  Phyllis Maxwell
                                             Title: President,
                                             A Duly Authorized Signatory

Exhibit 3(i)

         Certificate of Amendment of the Certificate of Incorporation of

                         Phyllis Maxwell's Groups, Inc.

                Under Section 805 of the Business Corporation Law


         It is hereby certified that:

         1. The name of the corporation (herein referred to as the "corporation") is:
                         Phyllis Maxwell's Groups, Inc.

         2. The corporation's Certificate of Incorporation was filed with the Office of the Secretary of State on April 18, 1989. The corporation filed a Certificate of Amendment of the Certificate of Incorporation on September 22, 2001.

         3. The Certificate of Incorporation of the corporation is hereby amended changing the Corporation's name by striking out Article FIRST thereof and by substituting in lieu of said Article the following new
     Article:

         "FIRST: The name of the Corporation is Clixtix, Inc., hereinafter sometimes referred to as the "Corporation."

         4. The Certificate of Incorporation of the corporation is hereby amended by adding the following Article "EIGHTH" thereto:

         "EIGHTH: Whenever under the provisions of the New York Business Corporation law shareholders are required or permitted to take action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted."

         5. The amendments of the Certificate of Incorporation herein certified were duly authorized by unanimous written consent of the Board of Directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders of the corporation in accordance with the provisions of Section 803(a) of the New York Business Corporation Law.

         IN WITNESS WHEREOF, the undersigned, being an authorized officer of the corporation, has hereunto signed his name and affirms that the statements made herein are true under the penalties of perjury, this 28th day of August, 2001.

                                         Phyllis Maxwell's Groups, Inc.


                                          BY:      ________________________
                                                   Phyllis Maxwell, President